Filed by Money Market Obligations Trust on behalf of its portfolio Prime Management Obligations Trust

Pursuant to Rule 14a-12 of the Securities Act of 1934

                              Subject Company:  Money Market Obligations Trust
                                                  Commission File No. 811-5950



                          ***IMPORTANT FUND NOTICE**

Please be advised that on April 4, 2006, Money Market Obligations Trust will be mailing a proxy to all Prime Management Obligations Fund shareholders. The proxy is being solicited on behalf of the Board of Trustees of Money Market Obligations Trust. The purpose of the proxy is to amend the Fund's fundamental investment lending policy to permit the lending of assets to other Federated funds.

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               Fund Name                Fund        CUSIP    NASDAQ Symbol
                                         Number
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Prime Management Obligations Fund         803     608919841      PICXX
Class IC
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Prime Management Obligations Fund         017     60934N112      PMOXX
Class IS
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Prime Management Obligations Fund         804     608919833      PSSXX
Class SS
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For more information regarding this proxy, please visit us online at
FederatedInvestors.com. You can access all proxy information via the "Vote your Proxy" link in the Customer Service section.

Please contact your Client Service Team with questions.

A proxy statement with respect to the proposed fundamental investment policy change will be mailed to shareholders and filed with the Securities and Exchange Commission (SEC). Investors are urged to read the proxy statement because it contains important information. The proxy statement and other relevant documents may be obtained free of charge at the SEC's website at www.sec.gov or by calling 1-800-341-7400.